Sub-Item 77Q1(d): Copies of Constituent Instruments Defining the
Rights of Shareholders Referred to in Sub-Item 77I

Effective July 31, 2015, the Goldman Sachs Capital Growth Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Dynamic U.S. Equity Fund, Goldman Sachs Flexible Cap Growth Fund, Goldman Sachs Focused Growth Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Small/Mid Cap Value Fund and Goldman Sachs Strategic Growth
Fund (the Funds) commenced offering Class R6 Shares. The terms of Class R6 Shares for the Funds are described in Post-Effective Amendment No. 480 to the Registrants Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on July 31, 2015 (Accession No. 0001193125-15-273145).
Amendment No. 84 dated April 16, 2015 to the Registrants
Agreement and Declaration of Trust dated January 28, 1997, which established Class R6 Shares for the Funds, is incorporated herein by reference to Exhibit (a)(85) to Post-Effective Amendment No. 455 to the Registrants registration statement on Form N-1A filed with the Securities and Exchange Commission on
April 30, 2015 (Accession No. 0001193125-15-161650).

Effective July 31, 2015, the Goldman Sachs Focused Value Fund commenced offering Class A, Class C, Institutional, Class IR, Class R and Class R6 Shares (the Shares). The terms of the
Shares for the Fund are described in Post-Effective
Amendment No. 481 to the Registrants Registration Statement on Form N-1A, filed with the Securities and Exchange
Commission on July 31, 2015 (Accession No. 0001193125-15-273155).
Amendment No. 84 dated April 16, 2015 to the Registrants Agreement and Declaration of Trust dated January 28, 1997, which established the Shares for the Fund, is incorporated herein by reference to Exhibit (a)(85) to Post-Effective Amendment No. 455 to the Registrants registration statement on Form N-1A filed with the Securities and Exchange Commission on April 30, 2015 (Accession No. 0001193125-15-161650).